UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22979

Goldman Sachs MLP and Energy Renaissance Fund

(Exact name of registrant as specified in charter)

200 West Street,

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, ESQ.	Stephen H. Bier, ESQ.
Goldman Sachs & Co. LLC	Allison M. Fumai, ESQ.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Annual Report	November 30, 2017

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objective by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 12 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy master limited partnerships (“MLPs”), as represented by the Alerian MLP Index,1 generated a return of -6.83% during the 12-month period ended November 30, 2017 (the “Reporting Period”). The Alerian MLP Index is a leading measure of energy MLPs. The Cushing® MLP High Income Index2 produced a return of -4.54%. During the Reporting Period, the Alerian MLP Index underperformed the AMEX Energy Select Sector Index (“IXE”) (-4.07%) and the S&P 500® Index (+22.87%).3 The Alerian MLP Index also underperformed utilities (+26.00%) and real estate investment trusts (“REITs”) (+13.86%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.4 (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices were volatile during the first few months of 2017 as U.S. crude oil inventories continued to build. The inventory growth was largely the result of a rapid recovery in U.S. shale production, which we believe was swifter than many market participants expected. This U.S. shale recovery also increased market concerns about the Organization of the Petroleum Exporting Countries’ (“OPEC”) ability to effectively balance global crude oil markets with its November 30, 2016 production limits.

Despite inventory and OPEC concerns in the first half of the Reporting Period, consensus expectations of undersupply were confirmed during the second half of the Reporting Period as global crude oil fundamentals showed signs of improvement and crude oil markets strengthened significantly. The result was a rally of more than 20% in Brent crude oil prices, a gauge of international oil prices.5 WTI crude oil prices also rallied during the second half of the Reporting Period, driven by robust demand growth and a reduction in non-U.S. supply, further supported by OPEC’s nine-month extension of its production limits through the end of 2018. In November 2017, WTI crude oil prices reached a peak of $58.95 per barrel,5 marking their highest price level since July 2015 and easing a prolonged period of suppressed prices. For the Reporting Period overall, WTI crude oil prices rose 16.10%.5

As for natural gas prices, they experienced weakness during the Reporting Period. At the beginning of 2017, they declined more than 20% to $2.56 per million British thermal units (“MMbtu”) on February 21, 2017. Although they recovered to $3.03 per MMbtu by November 30, 2017, natural gas prices still ended the Reporting Period down 9.76%.5 Warmer than consensus expected winter weather in the U.S. was a headwind for natural gas prices early in the Reporting Period, though export growth of liquefied natural gas helped offset

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index. Its constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of the 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market.

[4]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[5]	Source: Bloomberg.

MARKET REVIEW

some of the weather-related slump. The price of natural gas liquids increased during the Reporting Period, led by propane, which was up approximately 70% on strong international demand.6

In the energy MLP market, performance suffered during the first half of the Reporting Period along with the broader crude oil market, which was plagued by lingering elevated inventory levels, increased production volumes and uncertainty surrounding OPEC’s ability to effectively curb production to address global oversupply. Correlations between energy MLPs and crude oil prices tightened, which historically occurs during times of crude oil market stress. This created a technical, or supply/demand, overhang in the crude oil market and ultimately weakened investor sentiment, as evidenced by weak investment flows into energy MLPs between January and November 2017. Although global crude oil supply and demand dynamics strengthened in the second half of the Reporting Period, a few high-profile energy MLPs revised their distribution policies and issued large amounts of equity, which we believe sparked investor concerns about the potential of dividend sustainability over the longer term, returns on invested capital and increasing costs of capital associated with energy MLP corporate structures (as related to incentive distribution rights7 (“IDRs”)). These concerns weighed heavily on market sentiment and led energy MLP performance to decouple from crude oil prices, hindering energy MLPs’ ability to participate in the broader rally in crude oil prices.

Two significant company-specific announcements during the Reporting Period came during August 2017, driving the Alerian MLP Index down 4.91% for the month. Plains All American Pipeline, L.P. reported weaker than market expected second quarter 2017 earnings, lowered 2017 and 2018 full-year guidance, and cut its distribution level by 46%. Just a few days later, Energy Transfer Partners, L.P. announced a $1.0 billion equity offering, which dampened investor sentiment. Later in the Reporting Period, Enterprise Products Partners L.P. (EPD) and Genesis Energy, L.P. (GEL) announced reductions in their distribution policies. In October 2017, EPD said it would cut its distribution growth rate from 5.0% to 2.5% in 2018, with the goal of self-funding8 its capital projects and potentially initiating a unit buyback program by 2019. This was followed by GEL’s announcement of a 31% distribution cut to reduce its leverage and eliminate its need to issue equity to fund organic growth projects. Although such decisions may decrease the distribution growth of some energy MLPs in the short term, they can, in our view, result in broadly stronger balance sheets, greater cash flow growth per unit and potential distribution sustainability in the longer term.

The capital markets overall also had an impact on the energy MLP market during the Reporting Period. In the first half of the Reporting Period, the capital markets became more accessible to energy MLPs. The initial public offering (“IPO”) market reopened, with five IPOs pricing over the course of the Reporting Period. However, increased access to the capital markets resulted in serial equity issuance during the second half of the Reporting Period, which proved to be a headwind for energy MLPs as it raised investor concerns about relying on equity issuance to fund growth.

[6]	Source: U.S. Energy Information Administration, based on year-over-year export data as of November 30, 2017.

[7]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[8]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities, rather than reliance on the equity capital markets.

MARKET REVIEW

Energy MLPs also experienced increased merger and acquisition activity, led by consolidation and simplification transactions.9 Consolidation transactions increased as companies sought to gain exposure to the most productive and high growth areas, such as the Permian Basin, an effort that was supported by officials in Washington, D.C., who expedited new and backlogged project approvals. Several U.S. Presidential executive orders during the Reporting Period were also aimed at accelerating pipeline projects, which seemed likely to benefit the energy infrastructure sector. However, an increase in Permian Basin projects left investors focused on competition levels and overbuild concerns, raising questions around what they expected for returns on capital spent. Simplification transactions also continued during the Reporting Period, with general partners completing IDR restructurings that led to lower costs of capital and improved growth profiles for underlying limited partners.

Looking Ahead

At the end of the Reporting Period, we believed energy MLP fundamentals were strong overall. In our opinion, increased U.S. commodity volume growth should translate into increased cash flow generation for energy infrastructure companies in the long term, just as it has historically driven energy MLP cash flow growth. We think consensus expectations for 2018 EBITDA (earnings before interest, tax, depreciation and amortization) are quite healthy, as they call for 19.2% weighted average EBITDA growth for Alerian MLP Index constituents.10 This fundamental backdrop is coupled with what we consider cheap valuations, as measured on an enterprise value/EBITDA11 basis and by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. By both these metrics, we believe energy MLPs are inexpensive relative to their own history as well as relative to other income-oriented asset classes, such as REITs and utilities stocks. In addition, we continue to believe the U.S. is well positioned in the global energy landscape, with growth potential across energy commodities. In our view, this makes the U.S. midstream space a compelling area in which to invest as it stands to potentially benefit from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to be structurally balanced entering 2018, propelled by continued demand growth and a lack of supply growth outside the U.S. More specifically, we expect demand to increase 1.3%, by 1.3 million barrels per day, in 2018, driven primarily by increased consumption in developing economies. On the supply side, we believe OPEC will likely continue to enact disciplined supply policies in an effort to normalize global inventory levels. OPEC’s commitment is supported by its announcement near the end of the Reporting Period to extend production cuts for an additional nine months through 2018. Additionally, the absence of large capital expenditures outside of the U.S. by upstream companies has reduced the number of new crude oil projects, which, in our view, may not be enough to offset natural decline rates12 on existing production. We expect U.S. shale production to grow and be a significant source of supply to cover a potential global supply deficit, as U.S. shale project lead times are typically much shorter than those of the rest of the

[9]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[10]	Source: Bloomberg.

[11]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

[12]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.

MARKET REVIEW

world. On an annualized basis, at the end of the Reporting Period, U.S. crude oil production was up 11.3% and natural gas production was up 4.8%.13 The number of drilled but uncompleted wells, an indicator of future production growth, was up 34.5% on an annualized basis.14 Consistent with the U.S. Energy Information Administration, we expect U.S. crude oil production to continue growing in 2018 and beyond, as efficiency gains and technological advances allow the U.S. to be cost competitive with other global producers.

Regarding the energy MLP market, we expect investors to continue focusing on the potential of dividend sustainability, leverage/coverage ratios,15 capital market reliance, return on invested capital and corporate structure. Overall, we believe the market is well positioned to overcome the headwinds that dampened investor sentiment in 2017. First, we believe broad-based distributions cuts are largely over. In our view, while distribution policy revisions may hurt distribution growth prospects in the near term, we think they have the potential to realign distributions with contracted cash flows longer term, which should strengthen distribution coverage ratios and help increase the potential of continued dividend payments, in our view. Additionally, we believe the energy MLP market may be entering a transitional period wherein companies move toward a more self-funded model, meaning less reliance on equity issuance. We believe this trend toward fiscal responsibility is evident among the top 10 constituents of the Alerian MLP Index.

From 2017 to 2019, we anticipate capital expenditures may decline at a 17.6% compound annual growth rate, though we expect a modest increase in capital expenditures from 2017 to 2018. Also from 2017 to 2019, we expect EBITDA to grow at a 13.4% compound annual growth rate because of increased throughput volumes and project completions. In our view, declining capital expenditures, coupled with increasing EBITDA, could potentially alleviate market concerns about returns on invested capital.

Lastly, we believe investors shied away from energy MLPs during the Reporting Period due to concerns about corporate governance, as some companies paid a significant portion of their distributable cash flows to their general partners through IDRs and thus, increased their cost of capital. That said, during the last few years, midstream energy MLPs have sought to simplify their corporate structure through consolidation and IDR restructurings. We believe these trends are likely to continue going forward, lowering hurdle rates16 and potentially strengthening returns on invested capital.

[13]	Source: U.S. Energy Information Administration.

[14]	Source: U.S. Department of Energy.

[15]	Leverage/coverage ratios measure a company’s ability to fulfill its financial obligations.

[16]	A hurdle rate is the minimum rate of return on a project or investment required by an investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -12.32%. The Fund’s average annual total return based on market price was -12.38.% for the same period. By way of reference, the Alerian MLP Index[1] had an average annual total return of -6.83% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of -4.54% for the Reporting Period. As of November 30, 2017, the Fund’s NAV was $6.05, and its market price was $5.67.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared distributions totaling $0.64 per unit. We note that this matches the $0.64 per unit of declared distributions for the 12 months ended November 30, 2016. As of November 30, 2017, the Fund’s current annualized distribution rate based on its NAV was 10.58%. The Fund’s current annualized distribution rate based on its market price was 11.29% on November 30, 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in names that had greater commodity price exposure, making them the worst performers.

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

PORTFOLIO RESULTS

In terms of its exposures, the Fund was negatively impacted by its positions in the petroleum pipeline transportation and the midstream[3] services subsectors.[4] Petroleum pipeline transportation was the Fund’s worst-performing subsector, with security selection detracting most from returns. The midstream services subsector, which is sensitive to commodity prices, also hurt the Fund’s performance as commodities experienced significant volatility during the Reporting Period. On the positive side, the Fund was helped by its exposure to the gathering and processing and the liquids storage subsectors. Both subsectors benefited from a rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and therefore, tends to experience the greatest fluctuation in volumes. High inventories of crude oil, refined products and natural gas liquids were also advantageous for the liquids storage subsector.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Plains All American Pipeline, L.P.; Energy Transfer Partners, L.P.; and NuStar Energy L.P. detracted from the Fund’s performance.

Plains All American Pipeline, L.P. (PAA) was the top detractor from Fund performance during the Reporting Period. PAA is a crude oil-focused midstream energy MLP with significant assets in the Permian Basin. On a macro level, PAA’s stock fell in sympathy with crude oil prices, which were volatile throughout the Reporting Period, most notably during the first half of the Reporting Period. Crude oil price volatility was elevated partly because of concerns surrounding global supply and demand dynamics and increasing U.S. inventories. On the company level, PAA’s performance suffered as its management reported third quarter 2017 earnings that missed consensus expectations, lowered 2017 and 2018 full-year earnings guidance and cut distributions by 46%. The announcement triggered a selloff and was responsible for most of the stock’s weakness during the second half of the Reporting Period. The Fund continued to hold PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a rebound in commodity volumes.

Another detractor from the Fund’s returns was Energy Transfer Partners, L.P. (ETP), which is a U.S. transportation and storage services provider. At the beginning of the Reporting Period, lower crude oil prices pressured ETP’s share price, especially as first quarter 2017 results revealed the weak performance of business segments with high exposure to the commodity markets. During the second calendar quarter and through the end of the Reporting Period, investors focused on ETP’s plans to finance its capital intensive growth projects. As the company issued equity of approximately $1 billion for funding purposes, ETP’s stock sold off on concerns about equity dilution as well as on weak investment flows into the energy MLP market overall. Also weighing on investor sentiment was ETP’s expensive incentive distribution rights (“IDRs”),[5] as the partnership announced it would not undergo a substantial restructuring process until late 2019, even though its IDRs have cost it up to approximately 40% in distributable cash flows during past quarters. We increased the Fund’s position in ETP during the Reporting Period because of what we considered compelling valuations and its prospects for a high yield.

A third detractor during the Reporting Period was NuStar Energy L.P. (NS), a provider of transportation and storage services and an operator of pipelines, terminals and oil storage facilities. During the first half of the Reporting Period, NS’s weak performance was mainly the result of its crude oil exposure amid elevated volatility in commodity prices. In the second half of the Reporting Period, the stock declined further due to hurricane activity and unsatisfactory returns from growth projects. More specifically, hurricanes during the third quarter of 2017 led to unexpected costs and facility shutdowns. In addition, the return on the acquisition of midstream company Navigator Energy Services, LLC fell short of investors’ expectations. During the Reporting Period, NS lowered its guidance and said it would not meet its targeted 1.0x distribution coverage ratio[6] by the end of 2018. The Fund maintained a position in NS at the end of the Reporting Period, as we believed the company’s

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[5]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[6]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

fundamentals remained attractive, and we thought the security offered an attractive yield and had significant upside potential given what we consider to be its cheap valuations.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in ONEOK Partners, L.P.; DCP Midstream, LP; and Western Refining Logistics, LP contributed positively to the Fund’s returns during the Reporting Period.

The top contributor to the Fund’s performance was ONEOK Partners, L.P. (OKS), which owns and operates natural gas and natural gas liquids midstream assets, with exposure to most major basins in the U.S. During the Reporting Period, OKS announced a simplification transaction[7] in which it was acquired by its general partner, ONEOK Inc. (OKE). Under the agreement, each outstanding common unit of OKS was converted to 0.985 shares of OKE common stock, representing a 22.4% premium over OKS’s closing price on January 27, 2017. The simplification transaction was well received by the market, and shares of OKS rose approximately 20% on January 31, 2017, the day of the transaction. We eliminated the Fund’s position in OKS before the OKE/OKS transaction closed on July 3, 2017 in order to invest in higher yielding securities with what we believed to be better total return potential.

Another notable contributor to the Fund’s performance was DCP Midstream, LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. DCP benefited from its significant exposure to commodity prices, which drove up its processing margins during the Reporting Period overall and reduced its losses from commodity hedges during the second half of the Reporting Period. As a result, the company announced strong third quarter 2017 earnings that beat consensus expectations. The Fund increased its position in DCP during the Reporting Period, as we believed fundamentals remained attractive and thought the security had significant upside potential along with rising commodity prices.

Western Refining Logistics, LP (WNRL), which owns, operates, develops and acquires terminals, storage tanks, pipelines and other logistics assets, was also a leading contributor to the Fund’s returns. Shares of WNRL advanced on strong second quarter 2017 results, driven primarily by growth in crude oil movements and asphalt trucking volumes in the Delaware Basin. The stock also reacted positively when Andeavor Logistics LP announced it planned to buy WNRL in a $1.5 billion deal as it sought to expand into the Permian Basin in Texas and New Mexico. As we sought to secure gains, we exited the Fund’s position in WNRL during the Reporting Period and reallocated the proceeds to what we considered to be higher yielding names with better total return potential.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Crestwood Equity Partners LP (CEQP). CEQP is engaged in the gathering, processing, treating, compression, storage and transportation of natural gas; the storage, transportation, terminalling and marketing of natural gas liquids; and the gathering, storage, transportation, terminalling and marketing of crude oil. We established the Fund’s position in CEQP as we viewed the stock as fundamentally undervalued and believed it offers favorable exposure to a rebound in crude oil prices.

Another purchase made during the Reporting Period was USA Compression Partners, LP (USAC), a provider of compression services to producers, processors, gatherers and transporters of natural gas in the U.S. In our view, USAC’s revenue streams are inherently linked to U.S. production volumes, which we believe are poised to increase due to growing global market share, potential crude oil price stability and lower breakeven prices. As a result, we decided to build a position in the partnership.

As mentioned previously, we sold the Fund’s investment in OKS during the Reporting Period after the general partner, OKE, announced it would acquire the remaining public stake in OKS for $17.2 billion. The transaction was well received by the market and drove the share price higher, but the transaction agreement would result in a lower yield for the position. Therefore, we decided to take profits and transition the proceeds into names that we believed had more robust growth and yield profiles and offered higher total return potential, in our view.

In addition, we exited the Fund’s position in VTTI Energy Partners LP (VTTI), a fee-based operator of crude oil terminals and related energy infrastructure. The investment was eliminated after the announcement of a merger with VTTI B.V., which proposed to acquire all of VTTI’s

[7]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

outstanding units. We sold VTTI before the completion of the merger as we sought to secure capital gains, as the shares were trading favorably, in our view, and close to the deal’s value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[8] The use of this leverage added to the Fund’s performance during the Reporting Period. Consistent with our positive outlook for the energy MLP sector, the Fund sought to increase the amount of dollars borrowed in an effort to enhance returns as the sector recovers. That said, as market volatility increased in the middle of the Reporting Period and persisted through November 2017, we strategically reduced the Fund’s leverage. The proceeds from borrowings were generally invested in securities with an intent to grow cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of November 30, 2017, the margin facility represented 33.36% of the Fund’s managed assets.

[8]	The Goldman Sachs MLP and Energy Renaissance Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 27, 2015.

PORTFOLIO RESULTS

Implications of Federal Tax Reform

After the end of the Reporting Period, on December 22, 2017, the President signed into law the Tax Cuts and Jobs Act, which has implications for energy MLPs and pooled investment vehicles, such as the Fund, that are structured as “C” corporations. The tax changes become effective for the Fund on December 1, 2018.

Implications for Energy MLPs. The energy MLP structure remains intact and the asset class will also preserve its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). While “C” corporation investors may benefit from a reduction in the corporate tax rate, a decrease in the effective top pass-through tax rate may benefit energy MLP investors. Negative impacts from a limit to interest deductibility are likely to be mitigated by these tax rate reductions.

Implications for “C” corporation funds. Tax alterations that may impact “C” corporation funds include the reduction in the U.S. corporate tax rate, changes with respect to the utilization of net operating losses and the deductibility of net interest expense, the repeal of the corporate alternative minimum tax and a reduction to the dividends received deduction. We note that those changes did not impact the Fund’s net asset value during the Reporting Period.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of November 30, 2017

FUND SNAPSHOT
As of November 30, 2017
Net Asset Value (NAV)[1]	$6.05
Market Price[1]	$5.67
Premium (Discount) to NAV[2]	(6.28%)
Leverage[3]	33.36%
Distribution Rate – NAV[4]	10.58%
Distribution Rate – Market Price[4]	11.29%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2016–November 30, 2017	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-12.32%	-12.38%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 11/30/17[6]
Holding	% of Net Assets	Line of Business
DCP Midstream LP	18.6%	Gathering + Processing
Energy Transfer Partners LP	18.1	Pipeline Transportation | Natural Gas
Targa Resources Corp.	15.6	Gathering + Processing
Williams Partners LP	15.6	Gathering + Processing
NuStar Energy LP	9.5	Pipeline Transportation | Petroleum
Plains All American Pipeline LP	8.5	Pipeline Transportation | Petroleum
Buckeye Partners LP	5.4	Pipeline Transportation | Petroleum
Andeavor Logistics LP	4.6	Pipeline Transportation | Natural Gas
PBF Logistics LP	4.2	Pipeline Transportation | Petroleum
AmeriGas Partners LP	4.2	Marketing | Retail

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. For periods shown prior to the period ended November 30, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -6.57%. The Fund’s average annual total return based on market price was -4.83% for the same period. By way of reference, the Alerian MLP Index[1] had an average annual total return of -6.83% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of -4.54% for the Reporting Period. As of November 30, 2017, the Fund’s NAV was $8.80, and its market price was $8.38.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared distributions totaling $0.84 per unit. We note that this matches the $0.84 per unit of declared distributions for the 12 months ended November 30, 2016. As of November 30, 2017, the Fund’s current annualized distribution rate based on its NAV was 9.55%. The Fund’s current annualized distribution rate based on its market price was 10.02% on November 30, 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in names that had greater commodity price exposure, making them the worst performers.

In terms of its exposures, the Fund was negatively impacted by its positions in the petroleum pipeline transportation and the midstream[3] services subsectors.[4]

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

Petroleum pipeline transportation was the Fund’s worst-performing subsector, with security selection detracting most from returns. The midstream services subsector, which is sensitive to commodity prices, also hurt the Fund’s results as commodities experienced significant volatility during the first half of the Reporting Period. On the positive side, the Fund was helped by its exposure to the gathering and processing and the liquids storage subsectors. Both subsectors benefited from the rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and therefore, tends to experience the greatest fluctuation in volumes. High inventories of crude oil, refined products and natural gas liquids were also advantageous for the liquids storage subsector.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Plains All American Pipeline, L.P.; Energy Transfer Partners, L.P.; and CSI Compressco LP detracted from the Fund’s performance.

Plains All American Pipeline, L.P. (PAA) was the top detractor from Fund performance during the Reporting Period. PAA is a crude oil-focused midstream energy MLP with significant assets in the Permian Basin. On a macro level, PAA’s stock fell in sympathy with crude oil prices, which were volatile throughout the Reporting Period, most notably during the first half of the Reporting Period. Crude oil price volatility was elevated partly because of concerns surrounding global supply and demand dynamics and increasing U.S. inventories. On the company level, PAA’s performance suffered as its management reported third quarter 2017 earnings that missed consensus expectations, lowered 2017 and 2018 full-year earnings guidance and cut distributions by 46%. The announcement triggered a selloff and was responsible for most of the stock’s weakness during the second half of the Reporting Period. The Fund continued to hold PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a potential rebound in commodity volumes.

Another detractor from the Fund’s returns was Energy Transfer Partners, L.P. (ETP), which is a U.S. transportation and storage services provider. At the beginning of the Reporting Period, lower crude oil prices pressured ETP’s share price, especially as first quarter 2017 results revealed the weak performance of business segments with high exposure to the commodity markets. During the second calendar quarter and through the end of the Reporting Period, investors focused on ETP’s plans to finance its capital intensive growth projects. As the company issued equity of approximately $1 billion for funding purposes, ETP’s stock sold off on concerns about equity dilution as well as on weak investment flows into the energy MLP market overall. Also weighing on investor sentiment was ETP’s expensive incentive distribution rights (“IDRs”),[5] as the partnership announced it would not undergo a substantial restructuring process until late 2019, even though its IDRs have cost it up to approximately 40% in distributable cash flows during past quarters. We increased the Fund’s position in ETP during the Reporting Period because of what we considered compelling valuations and its prospects for a high yield.

A third detractor during the Reporting Period was CSI Compressco LP (CCLP). CCLP provides compression-based production services to natural gas and oil exploration and production companies, generating revenue through fee-based contracts for its fleet equipment and personnel. In early 2017, CCLP reported a fourth quarter 2016 loss that was greater than consensus expectations, which put pressure on CCLP’s share price. Investor sentiment about CCLP was further dampened by the company’s announcement in April 2017 of a 50% distribution cut, which triggered a notable selloff. CCLP did not recover from this decline during the Reporting Period, as headwinds from market technicals, or supply/demand balance, offset any significant sign of an imminent turnaround in the stock’s performance. At the end of the Reporting Period, the Fund maintained a position in CCLP due to what we considered compelling valuations against a backdrop of strong fundamentals.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in ONEOK Partners, L.P.; DCP Midstream, LP; and William Partners L.P. bolstered Fund returns during the Reporting Period.

The top contributor to the Fund’s performance was ONEOK Partners, L.P. (OKS), which owns and operates natural gas and natural gas liquids midstream assets, with exposure to most major basins in the U.S. During the Reporting Period, OKS announced a simplification transaction[6] in which it was

[5]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[6]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

acquired by its general partner, ONEOK Inc. (OKE). Under the agreement, each outstanding common unit of OKS was converted to 0.985 shares of OKE common stock, representing a 22.4% premium over OKS’s closing price on January 27, 2017. The simplification transaction was well received by the market, and shares of OKS rose approximately 20% on January 31, 2017, the day of the transaction. We trimmed the Fund’s investment in OKS before the OKE/OKS transaction closed on July 3, 2017 as we sought to capture profits. Following the transaction, the Fund maintained a position in OKE because it offered what we considered a relatively attractive yield.

Another notable contributor to the Fund’s returns was DCP Midstream, LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. DCP benefited from its significant exposure to commodity prices, which drove up its processing margins during the Reporting Period overall and reduced its losses from commodity hedges during the second half of the Reporting Period. As a result, the company announced strong third quarter 2017 earnings that beat consensus expectations. The Fund increased its position in DCP during the Reporting Period, as we believed its fundamentals remained attractive and thought the security had significant upside potential along with rising commodity prices.

Williams Partners L.P. (WPZ), which owns, operates, develops and acquires natural gas gathering systems and other midstream energy assets, also added to the Fund’s performance. Shares of WPZ gained after the announcement of strong fourth quarter 2016 and first quarter 2017 results. The company reported meaningful growth and maintained 2017 guidance despite some third-party power outages and production freeze-offs[7] in the U.S. Rocky Mountains. By the end of the Reporting Period, the Fund trimmed its position in WPZ, as we sought to invest in potentially higher yielding opportunities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Crestwood Equity Partners LP (CEQP). CEQP is engaged in the gathering, processing, treating, compression, storage and transportation of natural gas; the storage, transportation, terminalling and marketing of natural gas liquids; and the gathering, storage, transportation, terminalling and marketing of crude oil. We established the Fund’s position in CEQP as we viewed the stock as fundamentally undervalued and believed it offers favorable exposure to a potential rebound in crude oil prices.

Another purchase during the Reporting Period was Enbridge Energy Partners, L.P. (EEP), which transports and stores hydrocarbon energy. EEP offers crude oil and natural gas liquids to refineries in the midwestern U.S. and eastern Canada. We added the position as we believe the company offers compelling yield prospects and has started moving towards a self-funding model,[8] which we believe has the potential to strengthen its balance sheet and dividend sustainability.

We exited the Fund’s position in VTTI Energy Partners LP (VTTI), a fee-based operator of crude oil terminals and related energy infrastructure. The investment was eliminated after the announcement of a merger with VTTI B.V., which proposed to acquire all of VTTI’s outstanding units. We sold VTTI before the completion of the merger as we sought to secure capital gains, as the shares were trading favorably, in our view, and close to the deal’s value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[9] The use of this leverage added to the Fund’s performance during the Reporting Period. Consistent with our positive outlook for the energy MLP sector, the Fund sought to increase the amount of dollars borrowed in an effort to enhance returns as the sector recovers. That said, as volatility increased in the middle of the Reporting Period and persisted through November 2017, we strategically reduced

[7]	Freeze-offs occur when temperatures drop below freezing in producing fields, blocking the flow of gas.

[8]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[9]	The Goldman Sachs MLP Income Opportunities Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 24, 2015.

PORTFOLIO RESULTS

the Fund’s leverage. The proceeds from borrowings were generally invested in securities with an intent to grow cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of November 30, 2017, the margin facility represented 32.47% of the Fund’s managed assets.

Implications of Federal Tax Reform

After the end of the Reporting Period, on December 22, 2017, the President signed into law the Tax Cuts and Jobs Act, which has implications for energy MLPs and pooled investment vehicles, such as the Fund, that are structured as “C” corporations. The tax changes become effective for the Fund on December 1, 2018.

Implications for Energy MLPs. The energy MLP structure remains intact and the asset class will also preserve its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). While “C” corporation investors may benefit from a reduction in the corporate tax rate, a decrease in the effective top pass-through tax rate may benefit energy MLP investors. Negative impacts from a limit to interest deductibility are likely to be mitigated by these tax rate reductions.

Implications for “C” corporation funds. Tax alterations that may impact “C” corporation funds include the reduction in the U.S. corporate tax rate, changes with respect to the utilization of net operating losses and the deductibility of net interest expense, the repeal of the corporate alternative minimum tax and a reduction to the dividends received deduction. We note that those changes did not impact the Fund’s net asset value during the Reporting Period.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of November 30, 2017

FUND SNAPSHOT
As of November 30, 2017
Net Asset Value (NAV)[1]	$8.80
Market Price[1]	$8.38
Premium (Discount) to NAV[2]	(4.77%)
Leverage[3]	32.47%
Distribution Rate – NAV[4]	9.55%
Distribution Rate – Market Price[4]	10.02%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets . Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2016–November 30, 2017	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-6.57%	-4.83%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 11/30/17[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	15.0%	Pipeline Transportation | Natural Gas
DCP Midstream LP	13.5	Gathering + Processing
Targa Resources Corp.	11.2	Gathering + Processing
AmeriGas Partners LP	6.6	Marketing | Retail
Hoegh LNG Partners LP	6.4	Regasification
Plains All American Pipeline LP	5.8	Pipeline Transportation | Petroleum
MPLX LP	5.3	Gathering + Processing
NuStar Energy LP	5.3	Pipeline Transportation | Petroleum
PBF Logistics LP	5.2	Pipeline Transportation | Petroleum
Williams Partners LP	5.2	Gathering + Processing

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. For periods shown prior to the period ended November 30, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

November 30, 2017

Shares	Description	Value
Common Stocks – 149.6%
Gathering + Processing – 64.2%
553,161	Antero Midstream Partners LP	$15,239,586
607,716	Crestwood Equity Partners LP	14,554,798
2,537,858	DCP Midstream LP	89,180,330
944,582	Enable Midstream Partners LP	14,149,838
613,680	Rice Midstream Partners LP	12,782,955
1,727,872	Targa Resources Corp.	74,989,645
77,486	Western Gas Equity Partners LP	2,766,250
210,661	Western Gas Partners LP	9,441,826
2,036,513	Williams Partners LP	74,740,027

		307,845,255

Marine Transportation | Petroleum – 1.5%
351,987	KNOT Offshore Partners LP	7,110,137

Marketing | Retail – 4.2%
445,025	AmeriGas Partners LP	19,977,172

Marketing | Wholesale – 7.4%
448,159	CrossAmerica Partners LP	10,782,705
461,016	Sprague Resources LP	11,179,638
469,005	Sunoco LP	13,769,987

		35,732,330

Pipeline Transportation | Natural Gas – 21.3%
501,740	Energy Transfer Equity LP	8,128,188
5,213,304	Energy Transfer Partners LP	86,592,979
106,159	EQT Midstream Partners LP	7,284,631

		102,005,798

Pipeline Transportation | Petroleum – 36.0%
490,657	Andeavor Logistics LP	21,961,807
564,322	Buckeye Partners LP	25,919,309
963,921	Enbridge Energy Partners LP	14,092,525
1,573,834	NuStar Energy LP	45,735,616
1,026,537	PBF Logistics LP	20,222,779
2,080,173	Plains All American Pipeline LP	40,563,374
96,411	Valero Energy Partners LP	4,006,841

		172,502,251

Power Generation – 3.8%
650,396	Enviva Partners LP	18,113,529

Production + Mining | Coal – 0.8%
146,048	Alliance Holdings GP LP	3,610,307

Production + Mining | Hydrocarbon – 1.3%
570,389	Sanchez Midstream Partners LP	6,160,201

Services | Midstream – 6.1%
1,684,572	Archrock Partners LP	18,446,063
1,127,756	CSI Compressco LP	5,717,723
299,767	USA Compression Partners LP	5,090,044

		29,253,830

Storage | Liquids – 3.0%
373,710	TransMontaigne Partners LP	14,630,748

TOTAL COMMON STOCKS
(Cost $772,835,477)		$716,941,558

Shares	Rate	Value
Preferred Stock(a)(b) – 0.5%
Services | Midstream – 0.5%
CSI Compressco LP
215,501	11.000%	$2,536,010
(Cost $2,256,702)

Investment Company(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,784	0.971%	$3,784
(Cost $3,784)

TOTAL INVESTMENTS – 150.1%
(Cost $775,095,963)		$719,481,352

BORROWINGS – (50.1)%		(240,000,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(38,782)

NET ASSETS – 100.0%		$479,442,570

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Pay-in-kind securities. Payments made are in shares.
(c)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

November 30, 2017

Shares	Description	Value
Common Stocks – 145.9%
Gathering + Processing – 50.7%
271,845	Antero Midstream Partners LP	$7,489,330
431,594	Cone Midstream Partners LP	7,285,307
308,098	Crestwood Equity Partners LP	7,378,947
1,500,000	DCP Midstream LP	52,710,000
927,393	Enable Midstream Partners LP	13,892,347
20,375	Hess Midstream Partners LP	430,727
580,000	MPLX LP	20,798,800
220,000	Rice Midstream Partners LP	4,582,600
444,444	Summit Midstream Partners LP	8,422,214
1,012,496	Targa Resources Corp.	43,942,326
82,071	Western Gas Equity Partners LP	2,929,935
181,828	Western Gas Partners LP	8,149,531
550,000	Williams Partners LP	20,185,000

		198,197,064

Marine Transportation | Petroleum – 4.8%
1,537,323	Capital Product Partners LP	4,842,567
695,695	KNOT Offshore Partners LP	14,053,039

		18,895,606

Marketing | Retail – 6.6%
575,000	AmeriGas Partners LP	25,811,750

Marketing | Wholesale – 8.6%
612,816	CrossAmerica Partners LP	14,744,353
780,000	Sprague Resources LP	18,915,000

		33,659,353

Other – 0.9%
97,357	CorEnergy Infrastructure Trust, Inc.	3,470,777

Pipeline Transportation | Natural Gas – 18.3%
378,455	Energy Transfer Equity LP	6,130,971
3,532,459	Energy Transfer Partners LP	58,674,144
69,033	EQT Midstream Partners LP	4,737,044
42,138	TC Pipelines LP	2,141,032

		71,683,191

Pipeline Transportation | Petroleum – 26.5%
164,502	Buckeye Partners LP	7,555,577
372,327	Delek Logistics Partners LP	10,890,565
461,507	Enbridge Energy Partners LP	6,747,232
571,857	NGL Energy Partners LP	7,148,213
706,597	NuStar Energy LP	20,533,709
1,040,698	PBF Logistics LP	20,501,751
1,172,871	Plains All American Pipeline LP	22,870,984
171,447	Valero Energy Partners LP	7,125,337

		103,373,368

Power Generation – 1.9%
260,000	Enviva Partners LP	7,241,000

Production + Mining | Coal – 5.4%
244,218	Alliance Holdings GP LP	6,037,069
821,256	Alliance Resource Partners LP	14,987,922

		21,024,991

Production + Mining | Hydrocarbon – 1.5%
553,536	Sanchez Midstream Partners LP	5,978,189

Regasification – 7.9%
300,000	Golar LNG Partners LP	5,997,000
1,430,000	Hoegh LNG Partners LP(a)	25,025,000

		31,022,000

Services | Midstream – 8.7%
1,097,281	Archrock Partners LP	12,015,227
1,779,492	CSI Compressco LP	9,022,025
771,434	USA Compression Partners LP	13,098,949

		34,136,201

Storage | Liquids – 4.1%
285,855	Arc Logistics Partners LP	4,696,597
378,144	Martin Midstream Partners LP	5,086,037
162,940	TransMontaigne Partners LP	6,379,101

		16,161,735

TOTAL COMMON STOCKS
(Cost $607,132,936)		$570,655,225

Shares	Rate	Value
Preferred Stock(b)(c) – 0.5%
Services | Midstream – 0.5%
CSI Compressco LP
162,322	11.000%	$1,910,209
(Cost $1,699,816)

Investment Company(d) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,734,669	0.971%	$2,734,669
(Cost $2,734,669)

TOTAL INVESTMENTS – 147.1%
(Cost $611,567,421)		$575,300,103

BORROWINGS – (48.1)%		(188,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 1.0%		3,728,422

NET ASSETS – 100.0%		$391,028,525

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Pay-in-kind securities. Payments made are in shares.
(d)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

November 30, 2017

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $775,092,179 and $577,110,052)	$719,477,568	$547,540,434
Investments of affiliated issuers, at value (cost $3,784 and $34,457,369)	3,784	27,759,669
Cash	2,775,297	9,317,150
Prepaid state and local franchise tax	53,180	37,325
Receivables:
Investments sold	1,183,200	4,213,789
Dividends	3,785	16,196
Current taxes	42,792	2,066,973
Other assets	11,689	4,936
Total assets	723,551,295	590,956,472

Liabilities:
Payables:
Borrowings on credit facility	240,000,000	188,000,000
Investments purchased	1,541,290	4,274,460
Interest on borrowing	1,118,025	879,919
Management fees	600,374	482,535
Deferred taxes, net	—	5,673,499
Accrued expenses	849,036	617,534
Total liabilities	244,108,725	199,927,947

Net Assets:
Paid-in capital	$1,296,865,295	707,111,212
Distributions in excess of net investment income, net of taxes	(43,723,443)	(63,952,328)
Accumulated net realized loss, net of taxes	(718,084,671)	(215,064,809)
Net unrealized loss, net of taxes	(55,614,611)	(37,065,550)
NET ASSETS	$479,442,570	$391,028,525
Shares Outstanding $0.001 par value (unlimited shares authorized):	79,248,425	44,428,432
Net asset value per share:	$6.05	$8.80

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2017

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$71,871,071	$53,234,313
Dividends — affiliated issuers	31,843	3,297,137
Less: Return of Capital on Dividends	(70,405,578)	(49,497,371)
Total investment income	1,497,336	7,034,079

Expenses:
Management fees	8,848,821	6,755,559
Interest on borrowings	8,073,714	6,053,343
Professional fees	475,493	494,695
Franchise Tax expense	194,248	221,038
Trustee fees	183,620	183,611
Custody, accounting and administrative services	88,534	85,266
Printing and mailing costs	75,896	46,204
Transfer Agency fees	17,502	15,005
Other	177,833	79,220
Total operating expenses, before income taxes	18,135,661	13,933,941
Less — expense reductions	(6,428)	(11,738)
Net operating expenses, before income taxes	18,129,233	13,922,203
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(16,631,897)	(6,888,124)
Deferred tax expense	(1,967)	(152,623)
NET INVESTMENT LOSS, NET OF TAXES	(16,633,864)	(7,040,747)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	65,485,587	76,783,000
Investments — affiliated issuers	—	(1,956,617)
Deferred tax benefit	1,569,376	1,544,340
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(119,397,782)	(93,528,810)
Investments — affiliated issuers	—	(787,959)
Deferred tax expense	(127,749)	(2,055,056)
Net realized and unrealized loss, net of taxes	(52,470,568)	(20,001,102)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,104,432)	$(27,041,849)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Fiscal Year Ended November 30, 2017	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(16,633,864)	$(10,260,231)
Net realized gain (loss), net of taxes	67,054,963	(387,022,370)
Net change in unrealized gain (loss), net of taxes	(119,525,531)	457,085,307
Net increase (decrease) in net assets resulting from operations	(69,104,432)	59,802,706

Distributions to shareholders:
From net investment income	(28,073,816)	—
From return of capital	(22,551,925)	(50,543,858)
Total distributions to shareholders	(50,625,741)	(50,543,858)

From share transactions:
Increase from reinvestment of distributions	1,614,875	846,844
TOTAL INCREASE (DECREASE)	(118,115,298)	10,105,692

Net assets:
Beginning of year	597,557,868	587,452,176
End of year	$479,442,570	$597,557,868
Undistributed (distributions in excess of) net investment loss, net of taxes	$(43,723,443)	$984,237

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Fiscal Year Ended November 30, 2017	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(7,040,747)	$(3,869,563)
Net realized gain (loss), net of taxes	76,370,723	(240,821,253)
Net change in unrealized gain (loss), net of taxes	(96,371,825)	278,415,460
Net increase (decrease) in net assets resulting from operations	(27,041,849)	33,724,644

Distributions to shareholders:
From net investment income	(37,266,710)	—
From return of capital	—	(37,248,976)
Total distributions to shareholders	(37,266,710)	(37,248,976)

From share transactions:
Increase from reinvestment of distributions	769,844	—
TOTAL DECREASE	(63,538,715)	(3,524,332)

Net assets:
Beginning of year	454,567,240	458,091,572
End of year	$391,028,525	$454,567,240
Distributions in excess of net investment loss, net of taxes	$(63,952,328)	$(19,644,871)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2017

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(69,104,432)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(268,784,113)
Proceeds from sales of investment securities	280,125,087
Purchases of short term investments, net	(2,925)
Increase in return on capital on dividends	70,405,578
(Increase) Decrease in:
Receivable for investments sold	(763,855)
Receivable for dividends	114,364
Receivable for current taxes	759,607
Prepaid state and local franchise tax	183,510
Other assets	30,929
Increase (Decrease) in Liabilities:
Payable for investments purchased	1,113,949
Deferred taxes, net	(1,439,661)
Management fees payable	(84,906)
Interest on borrowings payable	124,325
Accrued expenses	(119,087)
Net realized gain (loss) on:
Investments	(65,485,587)
Net change in unrealized gain (loss) on:
Investments	119,397,782
Net cash provided by operating activities	66,470,565

Cash flows used in financing activities:
Proceeds from borrowing facility	74,500,000
Repayment of borrowing facility	(90,000,000)
Cash distributions paid	(49,010,866)
Net cash used in financing activities	(64,510,866)
NET INCREASE IN CASH	$1,959,699

Cash:
Beginning of year	815,598
End of year	$2,775,297
Supplemental disclosure:
Cash paid for interest and related fees	7,949,389
Cash paid for income taxes	105,303
Reinvestment of distributions	1,614,875

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2017

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(27,041,849)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(329,089,371)
Proceeds from sales of investment securities	330,048,895
Purchase of short term investment securities, net	(2,733,649)
Increase in return of capital on dividends	49,497,371
(Increase) Decrease in:
Receivable for investments sold	(2,540,706)
Receivable for dividends	50,799
Receivable for current taxes	7,180,589
Prepaid state and local franchise tax	20,456
Other assets	33,863
Increase (Decrease) in Liabilities:
Payable for investments purchased	2,439,008
Deferred taxes, net	790,834
Management fees payable	(38,652)
Interest on borrowings payable	142,276
Accrued expenses	(177,739)
Net realized gain (loss) on:
Investments	(74,826,383)
Net change in unrealized gain (loss) on:
Investments	94,316,769
Net cash provided by operating activities	48,072,511

Cash flows used in financing activities:
Proceeds from borrowing facility	48,500,000
Repayment of borrowing facility	(54,000,000)
Cash distributions paid	(36,496,866)
Net cash used in financing activities	(41,996,866)
NET INCREASE IN CASH	$6,075,645

Cash:
Beginning of year	3,241,505
End of year	$9,317,150
Supplemental disclosure:
Cash paid for interest and related fees	5,911,067
Cash paid for income taxes	142,900
Reinvestment of distributions	769,844

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (Loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions	Offering Costs
FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2017 - Common Shares	$7.56	$(0.21)	$(0.66)	$(0.87)	$(0.35)	$(0.29)	$(0.64)	$—
2016 - Common Shares	7.45	(0.13)	0.88	0.75	—	(0.64)	(0.64)	—
2015 - Common Shares	15.91	0.09	(7.22)	(7.13)	—	(1.33)	(1.33)	—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(g)	19.10	0.05	(2.88)	(2.83)	—	(0.32)	(0.32)	(0.04)

(a)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Commenced operations on September 26, 2014.
(h)	Annualized with the exception of tax expenses.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total Return(a)			Ratio of expenses to average net assets
Net asset value, end of year	Market price, end of year	Based on market price	Based on net asset value	Net assets, end of year (in 000s)	After interest expense and tax benefit/ (expenses)(c)		After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)	Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$6.05	$5.67	(12.38)%	(12.32)%	$479,443	2.79%		3.03%		1.68%		(2.78)%	31%	$2,998
7.56	7.09	4.20	12.13	597,558	3.29		3.01		1.75		(2.01)	64	3,339
7.45	7.52	(50.18)	(46.86)	587,452	2.25		2.31		1.62		0.75	113	3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(h)	1.60	(h)	1.30	(h)	1.69 (h)	36	3,761

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (Loss) From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(b)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions	Offering Costs
FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2017 - Common Shares	$10.25	$(0.17)		$(0.44)	$(0.61)	$(0.84)	$—	$(0.84)	$—
2016 - Common Shares	10.33	(0.09)		0.85	0.76	—	(0.84)	(0.84)	—
2015 - Common Shares	19.19	0.03		(7.52)	(7.49)	—	(1.37)	(1.37)	—
2014 - Common Shares	19.06	—	(g)	1.42	1.42	(0.38)	(0.91)	(1.29)	—	(g)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(i)	19.10	—	(g)	— (g)	—	—	—	—	(0.04)

(a)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Amount is less than $0.005 per share.
(h)	Amount is less than 0.005% per share.
(i)	Commenced operations on November 26, 2013.
(j)	Annualized with the exception of tax expenses.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total Return(a)			Ratio of expenses to average net assets
Net asset value, end of year	Market price, end of year	Based on market price	Based on net asset value	Net assets, end of year (in 000s)	After interest expense and tax benefit/ (expenses)(c)	After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$8.80	$8.38	(4.83)%	(6.57)%	$391,029	3.16%	3.02%		1.71%		(1.53)%		50%	$3,080
10.25	9.61	2.95	9.26	454,567	3.00	2.90		1.80		(0.96)		83	3,349
10.33	10.25	(39.47)	(40.43)	458,092	(2.49)	2.24		1.62		0.17		66	3,279
19.19	18.74	(0.14)	7.31	846,835	5.76	1.75		1.41		—	(h)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11 (j)	1.11	(j)	1.11	(j)	(1.11	)(j)	—	—

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

November 30, 2017

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ,” respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (35% as of November 30, 2017) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of November 30, 2017:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$7,110,137	$—	$—
North America	627,390,472	—	—
Corporations
North America	82,440,948	—	—
Preferred Stock
North America	—	—	2,536,010
Investment Company	3,784	—	—
Total	$716,945,341	$—	$2,536,010

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$24,892,606	$—	$—
North America	492,683,436	—
Corporations
North America	53,079,183	—	—
Preferred Stock(a)
North America	—	—	1,910,209
Investment Company	2,734,669	—	—
Total	$573,389,894	$—	$1,910,209

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

4. TAXATION

As of November 30, 2017, the highest marginal federal income tax rate for a corporation was 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2017 the Goldman Sachs MLP and Energy Renaissance Fund reevaluated its blended state income tax rate, increasing the rate from 1.90% to 1.94% due to anticipated state apportionment of income and gains. During the fiscal year ended November 30, 2017, the Goldman Sachs MLP Income Opportunities Fund reevaluated its blended state income tax rate, increasing the rate from 2.11% to 2.17% due to anticipated state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$(24,690,432)	(35.00)%	$(9,232,479)	(35.00)%
State income taxes, net of federal benefit	(1,368,555)	(1.94)%	(572,414)	(2.17)%
Change in estimated state tax rate, net of federal tax benefit	(288,366)	(0.41)%	(138,971)	(0.53)%
Effect of permanent differences	710,751	1.01%	241,343	0.91%
Other Adjustments	(281)	0.00%	(19,118)	(0.07)%
Valuation Allowance	24,197,223	34.30%	10,384,978	39.37%
Total deferred income tax expense/(benefit), net	$(1,439,660)	(2.04)%	$663,339	2.51%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2017, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$17,795,011	$6,371,112
Net operating loss carryforward — see table below for expiration	33,672,065	7,235,850
Capital loss carryforward (tax basis) — see table below for expiration	273,594,371	95,137,527
Other tax assets	80,160	69,638
Valuation Allowance	(292,430,080)	(101,610,963)
Total deferred tax assets	$32,711,527	$7,203,164
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(32,711,527)	$(12,876,663)

At November 30, 2017, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$1,747,993	November 30, 2035
November 30, 2016	55,308,545	November 30, 2036
November 30, 2017	34,096,859	November 30, 2037

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At November 30, 2017, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2013	$203,208	November 30, 2033
November 30, 2015	932,122	November 30, 2035
November 30, 2016	5,073,916	November 30, 2036
November 30, 2017	13,257,663	November 30, 2037

At November 30, 2017, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$368,940,517	November 30, 2020
November 30, 2016	371,704,777	November 30, 2021

At November 30, 2017, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$41,354,288	November 30, 2020
November 30, 2016	214,598,166	November 30, 2021

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of November 30, 2017:

Goldman Sachs MLP and Energy Renaissance Fund	$292,430,080
Goldman Sachs MLP Income Opportunities Fund	$101,610,963

As of November 30, 2017, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$(24,016,303)	$(24,016,303)	$—	$(9,023,950)	$(9,023,950)
State	—	(1,620,580)	(1,620,580)	—	(697,689)	(697,689)
Change in Valuation Allowance	—	24,197,223	24,197,223	—	10,384,978	10,384,978
Total	$—	$(1,439,660)	$(1,439,660)	$—	$663,339	$663,339

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

4. TAXATION (continued)

For the fiscal year ended November 30, 2017, the Funds do not have any interest or penalties associated with the underpayment of any income taxes. At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$679,100,961	$557,797,950
Gross unrealized gain	113,348,960	67,812,804
Gross unrealized loss	(72,968,569)	(50,310,651)
Net unrealized gain (loss)	$40,380,391	$17,502,153

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2017, the Goldman Sachs MLP and Energy Renaissance Fund’s distributions are estimated to be comprised of 55.45% from taxable income and 44.55% from return of capital. For the fiscal year ended November 30, 2017, the Goldman Sachs MLP Income Opportunities Fund’s distributions are estimated to be comprised of 100% from taxable income. Shareholders will be informed of the final tax characterization of the distributions in February 2018. For the Goldman Sachs MLP and Energy Renaissance Fund, all tax years since inception remain open for examination by U.S. and state tax authorities. For the Goldman Sachs MLP Income Opportunities Fund, tax years ending November 30, 2014, November 30, 2015 and November 30, 2016 remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the fiscal year ended November 30, 2017. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended November 30, 2017, GSAM waived $6,428 and $11,738, respectively, of the Goldman Sachs MLP and Energy Renaissance Fund’s and Goldman Sachs MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP Income Opportunities Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the fiscal year ended November 30, 2017, Morgan Stanley & Co. LLC earned $8,050 in brokerage commissions from portfolio transactions with the Fund.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds may purchase securities from, or sell securities to, an affiliate provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended November 30, 2017, the purchase and sale transactions for the Goldman Sachs MLP Income Opportunities Fund with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,099,721 and $0, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the fiscal year ended November 30, 2017:

Goldman Sachs MLP and Energy Renaissance Fund
Name of Affiliated Issuer	Beginning Value as of November 30, 2016	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income
Enviva Partners LP*	$24,392,436	$166,810	$(6,315,146)	$(1,872,608)	$3,288,552	$(1,546,515)	$18,113,529	650,396	$1,872,608

*	Security is no longer affiliated as of November 30, 2017.

Goldman Sachs MLP Income Opportunities Fund

Name of Affiliated Issuer	Beginning Value as of November 30, 2016	Purchases at Cost		Proceeds from Sales		Return of Capital on Dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income
CSI Compressco Partners LP*	$21,198,120	$448,303	(a)	$(2,517,934)		$(1,844,256)	$(1,177,939)	$(7,084,269)	$9,022,025	1,779,492	$1,844,257
Hoegh LNG Partners LP	45,255,767	—		(17,486,191)		—	(1,956,617)	(787,959)	25,025,000	1,430,000	3,235,439
Sprague Resources LP*	19,715,555	2,557,710		(5,138,599)		(1,935,446)	3,134,527	581,253	18,915,000	780,000	1,935,446
CSI Compressco Partners LP-Preferred Stock*	2,068,998	—		(448,303	)(a)	—	—	289,514	1,910,209	162,322	—

*	Security is no longer affiliated as of November 30, 2017.
(a)	Represents a conversion of shares from preferred stock to common stock.

The table below shows the transactions in and earnings from investments in all affiliated funds for the fiscal year ended November 30, 2017.

Fund	Underlying Fund	Beginning Value as of November 30, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income
Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$860	$128,061,161	$(128,058,237)	$3,784	3,784	$31,843
Goldman Sachs MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	1,020	146,677,606	(143,943,957)	2,734,669	2,734,669	61,698

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Financing Agreement — On July 27, 2015, the Goldman Sachs MLP and Energy Renaissance Fund, and on July 24, 2015, the Goldman Sachs MLP Income Opportunities Fund, entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $430,000,000 and $310,000,000, respectively for the Funds. On February 1, 2016, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was reduced to provide borrowings in an aggregate amount up to $280,000,000 and $200,000,000, respectively. On February 21, 2017, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was increased to provide borrowings in an aggregate amount up to $395,000,000 and $300,000,000, respectively. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Expenses”). For the fiscal year ended November 30, 2017, neither Fund bore Breakage Expenses.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the period of $286,475,342 and 2.722%, respectively. As of November 30, 2017, there was $240,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.928%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the period of $214,449,315 and 2.741%, respectively. As of November 30, 2017, there was $188,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.933%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2017, were:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance Fund	$268,784,113	$280,125,087
Goldman Sachs MLP Income Opportunities Fund	329,089,371	330,048,895

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund intends to use leverage to seek to achieve its investment objective. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — Each Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (a maximum rate of 35% as of November 30, 2017), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (35% as of November 30, 2017) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2017

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Fiscal Year Ended November 30, 2017		For the Fiscal Year Ended November 30, 2016

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	229,075	$1,614,875	178,283	$846,844
	MLP Income Opportunities Fund

	For the Fiscal Year Ended November 30, 2017		For the Fiscal Year Ended November 30, 2016

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	84,412	$769,844	—	$—

GOLDMAN SACHS CLOSED-END FUNDS

10. SUBSEQUENT EVENTS

On December 22, 2017, subsequent to the Statements of Assets and Liabilities date, the Tax Cuts and Jobs Act was signed into law. This U.S. federal tax legislation reduces the general statutory U.S. federal corporate income tax rate from 35% to 21%, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax, and makes other changes which may have effects on the Funds. These changes may affect a Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Funds will be evaluating this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. This recent tax legislation may also affect information provided to the Funds by MLPs, information that may not be provided to the Funds on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. A Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation occurs and as new information regarding the legislation or other matters becomes available and such modifications in estimates or assumptions may have a material impact on each Fund’s NAV.

Report of Independent Registered Public

Accounting Firm

To the Boards of Trustees and Shareholders of

the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund (collectively the “Funds”), as of November 30, 2017, and the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 19, 2018

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Caroline Dorsa Age: 58	Trustee	Class III; Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				21	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)
Linda A. Lang Age: 59	Trustee	Class II; Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors, (2016-Present) and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				21	WD-40 Company (a global consumer products company)
Michael Latham Age: 52	Trustee	Class I; Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010 -2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	21	None
Lawrence W. Stranghoener Age: 63	Trustee	Class III; Since 2015	Mr. Stranghoener is retired. He is Chairman of the Board of Directors, Kennametal, Inc. (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company). Chairman of the Board of Trustees — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	21	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 55	President and Trustee	Class II; Since 2013 (GMZ), 2014 (GER)	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	After a Trustee’s initial term, each Trustee is eligible to serve for successive three-year terms concurrent with the class of Trustees in which he or she serves, subject to such policies as may be adopted by the Board from time-to-time.
∎	Class I Trustees currently serve a three-year term ending in 2018 for GMZ and 2019 for GER.
∎	Class II Trustees currently serve a three-year term ending in 2019 for GMZ and 2020 for GER.
∎	Class III Trustees currently serve a three-year term ending in 2020 for GMZ and 2018 for GER.
The Board has adopted polices which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2017, Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; and Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Funds*

Name, Address and Age[1]	Position(s) Held With the Funds	Term and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara Age: 55 200 West Street New York, NY 10282	Trustee and President	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Caroline L. Kraus Age: 40 200 West Street New York, NY 10282	Secretary	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; and Goldman Sachs ETF Trust.

Scott M. McHugh Age: 46 200 West Street New York, NY 10282	Treasurer, Senior Vice President and Principal Financial Officer	Since 2013 (Senior Vice President since 2014) (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Joseph F. DiMaria Age: 49 30 Hudson Street Jersey City, NJ 07302	Assistant Treasurer and Principal Accounting Officer	Since 2017 (GMZ and GER)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

[1]	Officers hold office at the pleasure of the Board until the next election of officers or until his or her successor is chosen and qualified or in each case, until his or her sooner death, resignation or removal from office.
Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Funds. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A. Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B. Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 30, 2017 to consider and act upon the proposals below. At the Meeting, Linda A. Lang and James A. McNamara were elected Class II Trustees; and Caroline Dorsa was elected Class III Trustee to the Board of Trustees of GER. In addition, Caroline Dorsa and Lawrence W. Stranghoener were elected Class III Trustees to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Linda A. Lang (Class II)	30,825,498	319,479	0	0
James A. McNamara (Class II)	30,836,106	308,871	0	0
Caroline Dorsa (Class III)	30,827,863	317,114	0	0

In addition to the individuals named above, Michael Latham and Lawrence W. Stranghoener continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Caroline Dorsa (Class III)	14,097,880	116,221	0	0
Lawrence W. Stranghoener (Class III)	14,104,037	110,064	0	0

In addition to the individuals named above, Linda A. Lang, Michael Latham and James A. McNamara continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under management as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Larry W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of November 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2017 Goldman Sachs. All rights reserved. 117012-OTU-680960-MLPCEFAR-18/26K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The Registrant commenced operations on September 26, 2014. The accountant fees below reflect the aggregate fees billed by the Registrant during the fiscal years ended November 30, 2016 and November 30, 2017.

	2017	2016	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$41,000	$41,000	Financial Statement audits.
Audit-Related Fees:
• PwC	$—	$—	Other attest services.
Tax Fees:
• PwC	$118,900	$120,400	Tax compliance services provided in connection with the preparation and review of Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Registrant’s service affiliates * that were pre-approved by the Audit Committee of the Registrant pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X during the fiscal years ended November 30, 2016 and November 30, 2017.

	2017	2016	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,387,779	$1,242,616

Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to Goldman Sachs MLP and Energy Renaissance Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Board of Trustees of Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Registrant’s service affiliates listed in Table 2 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The Registrant commenced operations on September 26, 2014. The aggregate non-audit fees billed to the Registrant by PwC for the twelve months ended November 30, 2017 and November 30, 2016 were $118,900 and $120,400 respectively. The aggregate non-audit fees billed to Registrant’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. With regard to the aggregate non-audit fees billed to the Registrant’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Registrant’s operations or financial reporting. The figures for these entities are not yet available for the twelve months ended December 31, 2017.

Item 4(h) — The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Caroline Dorsa, Linda A. Lang, Michael Latham, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Registrant’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2018 will be available on or through the Registrant’s website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kyri Loupis	Lead Portfolio Manager	Since 2014	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure team. Prior to joining the Investment Adviser he spent over eight years at Lehman Brothers covering the energy sector, from 2000-2006 in the Investment Banking Division, and from 2006- 2009 in the Private Equity group, where he co-founded an energy investment fund with a focus in MLPs.

Ganesh V. Jois, CFA	Portfolio Manager	Since 2014	Mr. Jois joined the Investment Adviser in 2009 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he was at Citigroup Investment Research covering MLPs, where he helped initiate coverage on several MLPs and had coverage responsibility for nearly 20 MLPs. Between 2003 and 2005, he worked in the Financial Advisory Services practice of Deloitte & Touche.

Matthew Cooper	Portfolio Manager	Since 2014	Mr. Cooper joined the Investment Adviser in 2013 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he worked in the Commodities Origination and Structuring group at Merrill Lynch beginning in 2011. Between 2007 and 2009 he worked as a research analyst in the Private Equity Group at Lehman Brothers covering the energy sector. Prior to that he worked as an Investment Banker in the Energy and Power Group at Merrill Lynch & Co.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2017, unless otherwise noted.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Kyri Loupis	5	3,529	4	625	2,899	4,131	0	0	0	0	0	0
Ganesh V. Jois	4	3,418	3	623	2,898	4,087	0	0	0	0	0	0
Matthew Cooper	4	3,418	3	623	2,898	4,087	0	0	0	0	0	0

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and performance based fees for certain accounts, if any; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Registrant is the Alerian MLP Index Total Return.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Registrant. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities in the Fund as of November 30, 2017:

Name of Portfolio Manager	Name of Portfolio Manager
Kyri Loupis	Over $1,000,000
Ganesh V. Jois, CFA	$100,001 - $500,000
Matthew Cooper	$100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP and Energy Renaissance Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 30, 2018

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 30, 2018